NEW JERSEY MINING

A MINING AND MILLING COMPANY



June 2014

Forward Looking Statements

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended that are intended to be covered by the safe harbor created by such sections. Such statements are based on good faith assumptions that New Jersey Mining Company believes are reasonable but which are subject to a wide range of uncertainties and business risks that could cause actual results to differ materially from future results expressed, projected or implied by such forward-looking statements.

Our Business Model



NJMC stands alone on the junior resource landscape...

Our assets and in-house expertise give us flexibility and access to strategic mining and exploration industry partnerships uncommon to a company of our size.

Most notably:

- We are majority-owners and skilled operators of a 360-tpd mill within a vibrant, active mining district.
- We have wide-ranging capabilities, from exploration geology to custom milling to mine engineering.
- We have strategic regional business relationships and experience crafting mutually-beneficial arrangements.

NEW JERSEY MINING
A MINING AND MILLING COMPANY

Our Business Model

We seek near-term cash flow from toll milling while evaluating our own small-scale production opportunities.

- We expect toll milling and NSR income from the Juniper lease at Golden Chest to begin late this year.
- We have an outstanding land position within the inexhaustible Coeur d'Alene Mining District.
- We've recently stepped out to the south with our McKinley & Eastern Star acquisitions, both of which feature high-grade pockets & district-scale potential.
- The mill and our unparalleled regional knowledge put us in a unique position to look at small high-grade deposits regularly overlooked by larger companies.


COEUR D'ALENE
MINING DISTRICT

NEW JERSEY MINING
A MINING AND MILLING COMPANY

The New Jersey Mill



The New Jersey Mill



- NJMC built and is majority-owner of fully-permitted, 360-tonne per day floatation mill and concentrate leach plant.
- Strategically located in North Idaho's Silver Valley, just off Interstate-90.
- NJMC is manager and has rights to process 3,000 tons per month plus all unused and excess capacity.
- Provides cash flow as regional processing center and enhances project evaluation.
- Recently announced construction of new circuit for gravity recoverable gold.

NEW JERSEY MINING
A MINING AND MILLING COMPANY

The New Jersey Mill

- Brand new facility with $3.2M upgrade completed in 2012.
- Contains circuits for crushing, grinding, flotation, paste tailings, concentrate filtration and concentrate leaching.
- Uses an environmentally-friendly paste tailings disposal process patented by NJMC founder Fred Brackebusch.



"We are pleased to provide toll milling services to Juniper and other clients. However, we also recognize that milling our own ore has the most profit potential and we are therefore searching for high-grade zones with near-term production possibilities. Owning and operating a mill within an active mining district has NJMC well-positioned to generate returns for our shareholders." - CEO & Chairman Del Steiner

NEW JERSEY MINING
A MINING AND MILLING COMPANY

Golden Chest Joint Venture



NEW JERSEY MINING
A MINING AND MILLING COMPANY

Golden Chest Joint Venture



- Held by Golden Chest LLC: 47.88% NJMC, 52.12% Marathon Gold. NJMC is operator.
- Historic lode producer near Murray, Idaho featuring 3900 m of underground workings.
- Explored by Newmont in the 1980s; Extensive drilling by Golden Chest LLC in recent years.
- NI 43-101 compliant mineral resource defined in January 2013.
- "Skookum Shoot" area leased to mine-developer Juniper Resources LLC with gold production expected later this year.

Juniper Lease at Golden Chest

- "Skookum Shoot" area leased to Juniper Resources LLC for 39 months, beginning September 2013.
- Lease covers approximately 400 m of favorable strike along Idaho Fault.
- Remaining 60% of favorable strike on property remain open to exploration by Golden Chest LLC.
- Ore to be processed at New Jersey Mill.



- Mine development now underway with mining to commence later this summer and ore shipments expected this fall, providing toll milling & NSR income to NJMC.

Juniper Lease Economics



Tonnage Mined	143,000 tons
Estimated Gold Grade	0.30 oz/ton
Estimated Recovered Gold	42,900 oz
Toll Milling Charge	$42/ton
Expected Milling Cost	$30/ton
Toll Milling Net	$12/ton
Total Milling Profit (Tonnage x Profit)	$1,716,000
Gold Price	$1200/oz
Gross Gold Mining Revenue	$51,480,000
NSR Royalty to NJMC (2% x 47.88%)	$493,000
Total Projected Income to NJMC	$2,209,000

NEW JERSEY MINING
A MINING AND MILLING COMPANY

The McKinley Project



NEW JERSEY MINING
A MINING AND MILLING COMPANY

The McKinley Project



- Acquired by NJMC in December 2013.
- Includes several historic mines & prospects on 4250 acres of private ground near town of Lucile.
- Features 12-month option on historic McKinley Mine, located on 62 acres within the project area
- Explored by Hunt Energy and then evaluated by Kennecott in recent decades.
- Ground mag survey represents known mineralization well and indicates several other priority targets.
- Package includes the historic Big Easy Mine, 3 miles south of the McKinley Mine.

The McKinley Mine

- Historic gold producer with 3900 feet of workings (mostly in good condition), four levels, and two entrances, underground tracks and a tramway.
- Channel sampling by prior operators returned assays of up to 5.52 opt gold over 5-foot width.
- Highlights of recent channel sampling by NJMC included a 14-foot continuous channel that returned a weighted average of 1.37 opt gold and a 5.7-foot channel that returned 2.11 opt gold.
- First completed drill hole returned 46.5 gpt Gold over 2.55 m, including 68.6 gpt over 1.55 m.



Underground at McKinley

Channel Sampling





"Small Space" Drilling

McKinley Mine Workings



McKinley Project Channel Samples and Proposed Drill Holes


Legend
samples gold ounces per ton
Value
N
0
25
50
100

McKinley Economic Potential

"Back-of-napkin" calculations for mining & milling 5000 tons of 0.4 opt gold from McKinley...


3.46 opt
McKY-
0087

Tunnel Expansion (400 ft @ $600/ft)	$ 240,000
Mining (5000 tons @ $100/ton)	$ 500,000
Transportation (5000 tons @ $40/ton)	$ 200,000
Milling (5000 tons @ $30/ton)	$150,000
TOTAL EXPENSES	$1,090,000 (or $545/oz)
Gold Price	$1200/oz
TOTAL REVENUE (2000 oz @ $1200/oz)	$2,400,000
NET PROFIT to NJMC	$1,310,000

- Projected net profit increases by $250,000 with every 0.05 opt of additional gold grade.
- Projected net profit increases by $250,000 with every extra $150/oz of gold price.

NEW JERSEY MINING

The Eastern Star Project



NEW JERSEY MINING
A MINING AND MILLING COMPANY

The Eastern Star Project


ELK CITY
HOTEL

- Eastern Star (f/k/a Red Elk) was acquired by NJMC in April 2014.
- 13 patented claims that include a former industrial site well-suited for mining facilities.
- Located in the Elk City Mining District which dates to the 1860s, supporting 20 historic mines.
- Modern exploration by Cypress-Amax, Kinross & Bema focused on bulk-tonnage, not high-grade.
- Virtually no modern exploration conducted at Eastern Star. 9 of 25 samples by former operator Premium Exploration returned assays >17 gpt gold.
- NJMC is likely to expand its presence in Elk City.

Management & Directors

Del Steiner – CEO & Chairman

Former President, CEO, and Chairman of Premium Exploration Inc. He has practiced law in Idaho for more than 25 years, with an extensive background in environmental and mining law, including permitting projects from the exploration to mining phases.

John Swallow – President & Director

Businessman from Coeur d'Alene and former chairman of Timberline Resources Corporation. He brings wide-ranging experience from within the local mineral exploration industry as well as extensive knowledge of the junior equity markets.

Grant Brackebusch, P.E. – Vice-President & Director

Registered professional mining engineer. He supervises mining and milling operations at NJMC and is a co-principal of Mine Systems Design, Inc., a mining consulting firm that specializes in paste backfill. He worked for Newmont on the Carlin Trend prior to NJMC.

NEW JERSEY MINING
A MINING AND MILLING COMPANY

Share Structure

		Average Price	Cash on Exercise
Shares	79.76 M		
Warrants	11.00 M	$0.15	$1.65 M
Options	0.75 M	$0.10	$0.08 M
Fully-Diluted	91.51 M		$1.73 M

NJMC Management Team currently holds 15.5% of outstanding Common Shares.

New Jersey shares are listed under "NJMC"



NEW JERSEY MINING

A MINING AND MILLING COMPANY

Coeur d'Alene, Idaho

June 2014